SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 23, 2004

Integrity Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia (State of Incorporation)	333-95335 (Commission File No.)	58-2508612 (IRS Employer Identification No.)

11140 State Bridge Road, Alpharetta, Georgia 30022

(Address of Principal Executive Offices, including Zip Code)

(770) 777-0324

(Registrant’s Telephone Number, including Area Code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release of Integrity Bancshares, Inc., dated July 23, 2004, announcing results for the quarter ended June 30, 2004.

Item 12. Results of Operations and Financial Condition.

     On July 23, 2004, Integrity Bancshares, Inc. (the “Registrant”) announced financial results for the second quarter ended June 30, 2004. A copy of the press release announcing the Registrant’s results for the quarter ended June 30, 2004 is attached hereto as Exhibit 99.1. The information set forth above, as well as Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific references in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 23, 2004	INTEGRITY BANCSHARES, INC.

	By:	/s/ Steven M. Skow

Steven M. Skow President and Chief Executive Officer

Exhibit Index

Exhibit
Number	Description of Document
99.1	Press Release of Registrant, dated July 23, 2004, announcing results for the quarter ended June 30, 2004.